UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 18, 2017

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

Dominion Resources, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 18, 2017, Dominion Energy, Inc. (formerly Dominion Resources, Inc.) (the Company) completed the optional remarketing (the Remarketing) of $1,000,000,000 aggregate principal amount of the Company’s 2014 Series A 1.50% remarketable subordinated notes due 2020 (the Series A Notes), originally issued as components of its 2014 Series A Corporate Units (the Corporate Units) issued on July 1, 2014. The Remarketing of the Series A Notes was registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on December 19, 2014 (File No. 333-201149).

In connection with the Remarketing, the Company entered into the Remarketing Agreement, dated as of March 17, 2017 (the Remarketing Agreement), among the Company and Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the reset agents and the remarketing agents, and Deutsche Bank Trust Company Americas, solely in its capacity as purchase contract agent and as attorney-in-fact of the holders of purchase contracts, a form of which is included as Exhibit P to the Series A Purchase Contract and Pledge Agreement, dated as of July 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as purchase contract agent and attorney-in-fact of the holders of the purchase contracts, collateral agent, custodial agent and securities intermediary, filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on July 1, 2014. Under the Remarketing Agreement and the indenture referenced below, the interest rate on the Series A Notes was reset in connection with the Remarketing to 2.579% per annum.

The Series A Notes were issued under the Junior Subordinated Indenture II, dated as of June 1, 2006, between the Company and The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank, N.A.) (referred to herein as the Indenture Trustee), as supplemented and amended by the Third Supplemental and Amending Indenture thereto, dated as of June 1, 2009, among the Company, the Indenture Trustee and Deutsche Bank Trust Company Americas, as series trustee, for the series of which the Series A Notes are a part and the Sixth Supplemental Indenture dated as of June 1, 2014 (the sixth supplemental indenture). The sixth supplemental indenture has been supplemented and amended by the Thirteenth Supplemental Indenture dated as of May 18, 2017, which, among other things, redesignated the Series A Notes as the “2.579% Junior Subordinated Notes due 2020” following the Remarketing.

The Company did not receive any proceeds from the Remarketing. The proceeds were used to purchase a portfolio of treasury securities maturing on June 29, 2017. The Company expects that a portion of the funds generated upon maturity of the portfolio will be used to settle with the Company on July 3, 2017 the purchase contracts issued as part of the Corporate Units.

Item 9.01 Financial Statements and Exhibits

Exhibits

4.1	Junior Subordinated Indenture II, dated June 1, 2006, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee, incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006 filed August 3, 2006, File No. 001-08489.

4.2	Form of Third Supplemental and Amending Indenture to the Junior Subordinated Indenture II, dated June 1, 2009, among the Company, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.) as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee, incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed June 15, 2009, File No. 001-08489.

4.3	Sixth Supplemental Indenture, dated June 1, 2014, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee with respect to the 2014 Series A 1.50% Remarketable Subordinated Notes due 2020, incorporated by reference to Exhibit 4.3 to the Company’s Form 8-K filed July 1, 2014, File No. 001-08489.

4.4	Thirteenth Supplemental Indenture, dated May 18, 2017, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, with respect to the 2.579% Junior Subordinated Notes due 2020.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Senior Vice President – Mergers & Acquisitions and Treasurer

Date: May 18, 2017